Compulsory reserve	12 Months Ended
Dec. 31, 2024
Compulsory reserve [Abstract]
disclosure of compulsory reserve [Text Block]	Compulsory reserve
In the Annual Financial Statements as of December 31, 2023, Compulsory reserve was presented in the note Financial Investments. Moving forward, Compulsory reserve will be disclosed separately.
Consists in investments to comply with requirements for authorized payments institutions and to support the operations for financial institutions as set forth by the Brazilian Central Bank in the amount of R$4,761,404 as of December 31, 2024 (R$2,525,971 in December 31, 2023) with an average return of 100% of the CDI (12.15% per year as of December 31, 2024 and 11.65% per year as of December 31, 2023). The LFTs were classified as fair value through other comprehensive income and compulsory reserve as amortized cost. Unrealized accumulated OCI effects on LFTs for the years ended December 31, 2024, 2023 and 2022 as disclosed on note 24.